SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

May 14, 2007
Date of Report (Date of earliest event reported):

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-030813	98-0177440
(State or other jurisdiction of	(Commission File Number: )	(I.R.S. Employer Identification No.)
incorporation or organization)

200-168 Konrad Crescent
Markham, Ontario, Canada L3R 9T9
(Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245

ITEM 8.01     OTHER EVENTS

On May 14, 2007, AlphaRx, Inc. issued a press release regarding the top line results from the Indaflex 2.5% Topical Indomethacin Cream exploratory phase II clinical trial in osteoarthritis (OA) of the knee (INDF-200). The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

99.1	Press Release dated May 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 14, 2007

/s/ Michael Lee
Michael M. Lee, President